Investments in Affiliates	6 Months Ended
Jun. 30, 2021
Equity Method Investments and Joint Ventures [Abstract]
Investments in Affiliates	INVESTMENTS IN AFFILIATES

	Six months ended June 30,
(in thousands of $)	2021	2020
Share of net earnings/(losses) of Avenir (1)	153	(212)
Share of net earnings/(losses) of others	4	(49)
Total equity in net earnings/(losses) of affiliates	157	(261)

The carrying amounts of our equity method investments, from continuing operations, as at June 30, 2021 and December 31, 2020 are as follows:

(in thousands of $)	June 30, 2021	December 31, 2020
Avenir	46,887	39,984
Others	4,405	4,401
Total investments in affiliates	51,292	44,385
(1) In March 2020, Avenir issued an Equity Shortfall Offering to its shareholders, requiring funding of an equity shortfall by means of a total equity contribution to be funded on a pro rata basis. As of June 30, 2021, we have cumulatively subscribed to 18,000,000 additional shares at $1.00 par value for consideration of $18.0 million.